[photo of country road]

                                             Annual Report October 31, 2001

Oppenheimer
Quest Opportunity Value Fund(SM)

                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Quest Opportunity Value Fund(SM) seeks growth of capital.

    CONTENTS

 1  Letter to
    Shareholders

 3  An Interview
    with Your Fund's
    Manager

 7  Fund Performance

13  Financial
    Statements

32  Independent
    Auditors' Report

33  Federal
    Income Tax
    Information

34  Officers and
    Trustees


Average Annual Total Returns*

          For the 1-Year Period
          Ended 10/31/01

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -2.79%       -8.38%
---------------------------------
Class B   -3.40        -7.74
---------------------------------
Class C   -3.37        -4.24
---------------------------------
Class N   -6.63        -7.56
---------------------------------
Class Y   -2.48


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 11 for further details.

LETTER TO SHAREHOLDERS

[photo of John V. Murphy]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.
Dear Shareholder,

We are all learning to live and cope in an incredible and unprecedented period in our nation's history. At OppenheimerFunds, we know and understand that these are difficult times. Yet out of the September 11 tragedy, I believe a new resolve, determination and strength was born and has emerged in all of us. I would like to thank everyone who wrote to me. Your letters were a source of inspiration for all of us at OppenheimerFunds.
   The road to recovery is ahead of us. As of mid October, the markets started to recoup much of the loss since the September 11 attack. The Federal Reserve cut the overnight rate for the tenth time this year to its lowest level since 1962. And as economists have mentioned, the market has fundamental and underlying strengths. The groundwork is being laid for economic recovery.
   During these trying times for investors, we encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals keeping in mind the benefits of diversification and the importance of a long-term perspective.
   It is also important and reassuring to remember that our portfolio management teams are an experienced group of investment professionals. They are diligently monitoring the events that are shaping the economy and the financial world, while using their proven expertise to manage your fund. Just as your financial advisor employs diversification and asset alloca-tion to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds' portfolio managers are guided by similar principles: using broad diversification, keeping a focus on business fundamentals and maintaining a long-term investment perspective.
   As a firm directly affected by the events of September 11, we stand strong, resolute and united with America and we will be forever indebted to those who helped save lives and who continue to serve so heroically in this time of great uncertainty and need.


                  1 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

LETTER TO SHAREHOLDERS


   To express our gratitude, we have established the "World Trade Center Legacy Relief Fund." We pledge to match the first $1 million in donations to this Fund and send all proceeds to qualified, prescreened charities that support victims' families, which initially are the "Twin Towers Fund," the "Lumina Foundation for Education-Families of Freedom Scholarship Fund" and the "Windows of Hope Family Relief Fund." For more information regarding the "World Trade Center Legacy Relief Fund," please go to our website, www.oppenheimerfunds.com, or contact the Legacy Program at 1.877.634.4483.
   At OppenheimerFunds, we thank you for your continued support and confidence. We look forward to showing and sharing with you the strength, expertise and resolve that make OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy

John V. Murphy
November 21, 2001


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

                  2 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Portfolio Manager
Richard Glasebrook

Q How did Oppenheimer Quest Opportunity Value Fund perform during the 12-month period that ended October 31, 2001?

We are pleased with the Fund's relative performance during the reporting period, even though performance was still negative. Despite a lackluster U.S. economy, a prolonged stock market downturn and the terrorist attacks of September 11, the Fund's combination of stocks, bonds and cash kept it well ahead of its benchmark, the Standard & Poor's 500 Composite Stock Price Index. In addition, the Fund placed in the first quartile of its peer group, the Lipper Flexible Fund Index.(1)
   We believe that these relatively strong results were primarily due to two factors. First, the Fund has the flexibility to invest up to 50% of its assets in bonds or cash. Although we stayed true to the Fund's primary long-term focus on stocks, which have historically provided the greatest opportunities for long-term growth, we increased our allocation of fixed income and short-term securities to approximately one-third of net assets. This benefited performance because bonds provided a buffer against the broad pullback in the equity markets.
   The second reason was our strict focus on value stocks, which are equities that we believe are priced below their true worth. Few areas of the stock market remained strong as the economy lost momentum and corporate earnings declined. However, value stocks resisted this downward trend considerably better than growth stocks.


1. Quest Opportunity Value Fund's Class A shares placed in the first quartile of its peer group--ranking 50 of 312 funds included in the Lipper Flexible Fund Index for the one-year period ended October 31, 2001. Lipper rankings are based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions reinvested.


                  3 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Why was the bond portion of the portfolio a "buffer"?

In an effort to forestall economic recession, the Federal Reserve Board aggressively reduced short-term interest rates from 6.50% in early January to 2.50% in October 2001. Bond yields and bond prices move in opposite directions, so lower short-term rates increased the value of many bonds. The rally also gained strength from a "flight to quality," in which investors seeking a safe haven, pushed up both demand and prices for investment-grade corporate issues, U.S. Treasury securities and U.S. Government agency securities.
   Representing 16% of net assets as of October 31, 2001, the credit quality of the Fund's bond positions was very high. In fact, virtually all of the Fund's fixed income holdings were either U.S. Treasury securities or U.S. Government agency securities, which are backed directly and indirectly, respectively, by the federal government.

How did you position the equity portion of the Fund?

As is our strategy, we employed a "bottom-up," research-driven approach, focusing more on individual stocks than industry groups. Our stock selection criteria include improving balance sheets, strong management teams, competitive advantages and high returns on capital. Of course, the stocks we consider also have to sell for less than their intrinsic worth, and we must have a reasonable expectation that the stock price will improve within the foreseeable future.
   These criteria led us to many individual financial services and consumer staples companies. Financial services businesses have traditionally benefited from declining interest rates, while consumer staples companies, which provide essential basic products, tend to be more resilient than other businesses when the economy falters.


[sidebar]
High quality bond
investments and
relatively strong
returns from
financial services
stocks were key
to the Fund's
above-average
performance.
[end sidebar]


                  4 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

   As the period progressed, we also found opportunities in telecommunications stocks and high quality, but beaten-down technology issues. Many newer telecom companies have declared bankruptcy or have been acquired in the past year, leaving less competition and more pricing flexibility for established players.

Which stocks contributed most to the Fund's performance?

Responding positively to the steady reduction in interest rates, financial services companies, such as Federal Home Loan Mortgage Corp. (Freddie Mac), Household International, Inc. and M&T Bank Corp., were the biggest contributors to performance. All three are key competitors in the mortgage industry and benefited from an upsurge in first and second mortgages as rates lowered.
   The worst performers represented varied industries. Like all travel-related shares, Boeing Co. saw a steep price decline in the wake of the September 11 attacks. Another disappointment was Alcan, Inc., an aluminum producer. Lower manufacturing rates reduced the demand for aluminum as a raw material, while rising energy costs hurt Alcan, Inc.'s operating margins. At this time, however, we remain convinced of the long-term potential of these holdings, and we have maintained the Fund's positions in both.

How will you position the Fund in the wake of September 11?

The events of September 11 intensified the existing weakness in our economy and by contributing to higher unemployment and lower consumer confidence, almost certainly pushed the United States into recession. Reacting to this expectation, the equity markets were exceptionally volatile over the final six weeks of the reporting period that ended October 31, 2001.
   Despite this heightened volatility, we have maintained our investment approach. We continue to believe that financial services stocks should perform well for some time to come,

---------------------------------
Average Annual
Total Returns

For the Periods Ended 9/30/01(2)

Class A
1-Year  5-Year 10-Year
---------------------------------
-4.17%  8.09%  13.34%

Class B        Since
1-Year  5-Year Inception
---------------------------------
-3.49%  8.50%  12.39%

Class C        Since
1-Year  5-Year Inception
---------------------------------
0.18%   8.80%  12.21%

Class N        Since
1-Year  5-Year Inception
---------------------------------
N/A     N/A    -6.62%

Class Y        Since
1-Year  5-Year Inception
---------------------------------
2.01%   N/A    8.99%
---------------------------------

2. See Notes on page 11 for further details.


                  5 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

because inflation remains low and the Fed appears committed to reducing interest rates further to boost economic growth.
   Looking at the broader market, we see several catalysts for improved corporate earnings, including a rapid increase in federal spending and proposed tax cuts to boost consumer spending. In the meantime, we will stay focused on what we do best: selecting fundamentally sound, undervalued equities and high quality bonds. The flexibility of the Fund to invest where it sees the greatest opportunity, matched with its investment discipline in the face of uncertainty, are just two reasons why Oppenheimer Quest Opportunity Value Fund is a part of The Right Way to Invest.


Top Ten Common Stock Holdings(4)
-----------------------------------------------------------
Freddie Mac                                            8.6%
-----------------------------------------------------------
Wells Fargo Co.                                        4.4
-----------------------------------------------------------
McDonald's Corp.                                       3.7
-----------------------------------------------------------
WorldCom, Inc./WorldCom Group                          3.5
-----------------------------------------------------------
ChevronTexaco Corp.                                    3.0
-----------------------------------------------------------
M&T Bank Corp.                                         3.0
-----------------------------------------------------------
Citigroup, Inc.                                        2.8
-----------------------------------------------------------
SBC Communications, Inc.                               2.5
-----------------------------------------------------------
Kroger Co. (The)                                       2.4
-----------------------------------------------------------
Alcan, Inc.                                            2.2


Top Five Common Stock Industries(4)
-----------------------------------------------------------
Diversified Financial                                 14.3%
-----------------------------------------------------------
Banks                                                  9.1
-----------------------------------------------------------
Telecommunications: Long Distance                      6.7
-----------------------------------------------------------
Oil: Domestic                                          6.0
-----------------------------------------------------------
Entertainment                                          3.7


Portfolio Allocation(3)

[pie chart]
o Stocks          70.3%
o Bonds and
  Notes           15.9
o Short-term
  Notes           13.8


3. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on total market value of investments.
4. Portfolio is subject to change. Percentages are as of October 31, 2001, and are based on net assets.


                  6 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended October 31, 2001, Oppenheimer Quest Opportunity Value Fund outperformed its benchmark, the Standard & Poor's 500 Composite Stock Price Index. The period was dominated by investor concerns about a slowing economy. Anticipating that the Federal Reserve Board would reduce interest rates to stimulate slow economic growth, the Fund increased its investment in bonds and short-term notes to approximately one-third of net assets. As a result, the Fund benefited from a bond market rally brought about by aggressive interest rate reductions between January and October 2001. The stock portion of the portfolio also received a boost from falling interest rates, which were a major contributor to strong performance among the Fund's financial services holdings. The Fund's portfolio holdings, allocations and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2001. In the case of Class A shares, performance is measured for a 10-year period; in the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993; in the case of Class N shares, performance is measured from inception of the class on March 1, 2001; and in the case of Class Y shares, performance is measured from inception of the class on December 16, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs show the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                  7 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

                  Oppenheimer Quest
                  Opportunity Value
                  Fund (Class A)     S&P 500 Index
10/31/91           9,425             10,000
                  10,565             10,495
                  11,045             10,730
                  11,327             11,056
                  11,492             10,995
                  12,185             11,604
                  12,319             11,720
                  12,726             12,019
10/31/93          13,140             12,634
                  13,673             13,095
                  13,442             12,342
                  13,666             12,638
                  14,245             13,121
                  14,220             13,164
                  16,049             14,494
                  18,359             15,933
10/31/95          18,502             16,587
                  20,314             18,247
                  21,239             18,868
                  20,459             18,570
                  22,861             20,581
                  25,042             23,051
                  24,790             23,608
                  28,711             28,247
10/31/97          28,041             27,187
                  28,951             29,252
                  31,916             33,303
                  30,637             33,700
                  29,676             33,171
                  30,838             38,762
                  34,310             40,573
                  33,403             40,508
10/31/99          34,517             41,684
                  33,362             42,771
                  33,450             44,679
                  32,416             44,140
                  35,489             44,218
                  37,199             42,386
                  37,739             38,886
                  37,562             37,818
10/31/01          34,498             33,212

Average Annual Total Returns of Class A Shares of the Fund at 10/31/01(1)
1-Year -8.38%   5-Year 7.30%   10-Year 13.18%


Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

                  Oppenheimer Quest
                  Opportunity Value
                  Fund (Class B)     S&P 500 Index
09/01/93          10,000             10,000
                   9,984             10,128
                  10,376             10,498
                  10,184              9,894
                  10,343             10,132
10/31/94          10,766             10,519
                  10,731             10,553
                  12,097             11,619
                  13,818             12,773
10/31/95          13,910             13,297
                  15,249             14,628
                  15,927             15,126
                  15,324             14,887
10/31/96          17,098             16,499
                  18,707             18,480
                  18,498             18,926
                  21,392             22,645
10/31/97          20,868             21,795
                  21,524             23,451
                  23,698             26,698
                  22,715             27,017
10/31/98          21,972             26,593
                  22,811             31,075
                  25,348             32,526
                  24,641             32,475
10/31/99          25,451             33,417
                  24,599             34,288
                  24,664             35,818
                  23,902             35,386
10/31/00          26,167             35,448
                  27,428             33,979
                  27,826             31,174
                  27,696             30,318
10/31/01          25,437             26,625

Average Annual Total Returns of Class B Shares of the Fund at 10/31/01(1)
1-Year -7.74%   5-Year 7.69%   Since Inception 12.11%


1. See Notes on page 11 for further details.


                  8 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

                  Oppenheimer Quest
                  Opportunity Value
                  Fund (Class C)     S&P 500 Index
09/01/93          10,000             10,000
                   9,984             10,128
                  10,370             10,498
                  10,183              9,894
                  10,343             10,132
10/31/94          10,760             10,519
                  10,731             10,553
                  12,091             11,619
                  13,812             12,773
10/31/95          13,898             13,297
                  15,235             14,628
                  15,907             15,126
                  15,304             14,887
10/31/96          17,079             16,499
                  18,689             18,480
                  18,475             18,926
                  21,368             22,645
10/31/97          20,844             21,795
                  21,498             23,451
                  23,671             26,698
                  22,689             27,017
10/31/98          21,946             26,593
                  22,782             31,075
                  25,317             32,526
                  24,617             32,475
10/31/99          25,401             33,417
                  24,516             34,288
                  24,553             35,818
                  23,764             35,386
10/31/00          25,975             35,448
                  27,186             33,979
                  27,539             31,174
                  27,367             30,318
10/31/01          25,099             26,625

Average Annual Total Returns of Class C Shares of the Fund at 10/31/01(1)
1-Year -4.24%   5-Year 8.00%   Since Inception 11.93%


Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

                  Oppenheimer Quest
                  Opportunity Value
                  Fund (Class N)     S&P 500 Index
03/01/01          10,000             10,000
04/30/01          10,221             10,094
07/31/01          10,170              9,817
10/31/01           9,244              8,621

Cumulative Total Return of Class N Shares of the Fund at 10/31/01(1) Since Inception -7.56%


The performance information for the S&P 500 Index in the graphs begins on 10/31/91 for Class A, 8/31/93 for Class B and Class C, 2/28/01 for Class N, and 12/31/96 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

                  9 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[line chart]

                  Oppenheimer Quest
                  Opportunity Value
                  Fund (Class Y)     S&P 500 Index
12/16/96          10,000             10,000
                  10,635             10,624
                  10,531             10,881
                  12,215             13,019
10/31/97          11,951             12,531
                  12,353             13,482
                  13,637             15,349
                  13,109             15,532
10/31/98          12,714             15,289
                  13,216             17,866
                  14,712             18,700
                  14,343             18,670
10/31/99          14,841             19,212
                  14,361             19,713
                  14,408             20,593
                  13,985             20,344
10/31/00          15,331             20,380
                  16,080             19,536
                  16,332             17,923
                  16,261             17,431
10/31/01          14,952             15,308

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/01(1)
1-Year -2.48%   Since Inception 8.60%


1. See Notes on page 11 for further details.

The performance information for the S&P 500 Index in the graphs begins on 10/31/91 for Class A, 8/31/93 for Class B and Class C, 2/28/01 for Class N, and 12/31/96 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.


                 10 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's sub-advisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's sub-advisor.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge. There is a voluntary reduction of a portion of the Class A asset-based sales charge as described in the Prospectus.

Class B shares were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For this reason, the cumulative total return information shown in this report is not annualized. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                 11 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Financials



                 12 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS  October 31, 2001


                                                                      Market Value
                                                             Shares     See Note 1
==================================================================================
 Common Stocks--70.3%
----------------------------------------------------------------------------------
 Basic Materials--4.9%
----------------------------------------------------------------------------------
 Metals--3.5%
 Alcan, Inc.                                              1,965,000   $ 60,030,750
----------------------------------------------------------------------------------
 Alcoa, Inc.                                              1,143,700     36,907,199
                                                                      ------------
                                                                        96,937,949

----------------------------------------------------------------------------------
 Paper--1.4%
 Willamette Industries, Inc.                                820,000     38,417,000
----------------------------------------------------------------------------------
 Capital Goods--3.2%
----------------------------------------------------------------------------------
 Aerospace/Defense--1.4%
 Boeing Co.                                               1,166,600     38,031,160
----------------------------------------------------------------------------------
 Manufacturing--1.8%
 ITT Industries, Inc.                                     1,047,300     50,364,657
----------------------------------------------------------------------------------
 Communication Services--9.2%
----------------------------------------------------------------------------------
 Telecommunications: Long Distance--6.7%
 Sprint Corp. (Fon Group)                                 2,793,100     55,862,000
----------------------------------------------------------------------------------
 Verizon Communications, Inc.                               600,000     29,886,000
----------------------------------------------------------------------------------
 WorldCom, Inc./MCI Group                                   164,000      1,943,400
----------------------------------------------------------------------------------
 WorldCom, Inc./WorldCom Group(1)                         7,250,000     97,512,500
                                                                      ------------
                                                                       185,203,900

----------------------------------------------------------------------------------
 Telephone Utilities--2.5%
 SBC Communications, Inc.                                 1,800,000     68,598,000
----------------------------------------------------------------------------------
 Consumer Cyclicals--0.3%
----------------------------------------------------------------------------------
 Retail: General--0.3%
 Dollar General Corp.                                       500,000      7,145,000
----------------------------------------------------------------------------------
 Consumer Staples--7.7%
----------------------------------------------------------------------------------
 Broadcasting--0.5%
 Clear Channel Communications, Inc.(1)                      384,100     14,641,892
----------------------------------------------------------------------------------
 Entertainment--3.7%
 McDonald's Corp.                                         3,900,000    101,673,000
----------------------------------------------------------------------------------
 Food & Drug Retailers--3.4%
 CVS Corp.                                                1,167,900     27,912,810
----------------------------------------------------------------------------------
 Kroger Co. (The)(1)                                      2,727,100     66,704,866
                                                                      ------------
                                                                        94,617,676

----------------------------------------------------------------------------------
 Household Goods--0.1%
 Gillette Co.                                                50,000      1,554,500
----------------------------------------------------------------------------------
 Energy--7.2%
----------------------------------------------------------------------------------
 Energy Services--1.2%
 Transocean Sedco Forex, Inc.                             1,100,000     33,165,000
----------------------------------------------------------------------------------
 Oil: Domestic--6.0%
 Anadarko Petroleum Corp.                                   500,000     28,525,000
----------------------------------------------------------------------------------
 ChevronTexaco Corp.                                        921,074     81,561,103
----------------------------------------------------------------------------------
 Phillips Petroleum Co.                                     980,000     53,321,800
                                                                      ------------
                                                                       163,407,903


                 13 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS   Continued


                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Financial--26.8%
----------------------------------------------------------------------------------
 Banks--9.1%
 FleetBoston Financial Corp.                                775,000   $ 25,466,500
----------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                                    300,000     10,608,000
----------------------------------------------------------------------------------
 M&T Bank Corp.                                           1,242,500     81,383,750
----------------------------------------------------------------------------------
 PNC Financial Services Group                               200,000     10,980,000
----------------------------------------------------------------------------------
 Wells Fargo Co.                                          3,073,600    121,407,200
                                                                      ------------
                                                                       249,845,450

----------------------------------------------------------------------------------
 Diversified Financial--14.3%
 Citigroup, Inc.                                          1,683,333     76,625,318
----------------------------------------------------------------------------------
 Fannie Mae                                                 350,000     28,336,000
----------------------------------------------------------------------------------
 Freddie Mac                                              3,469,000    235,267,580
----------------------------------------------------------------------------------
 Household International, Inc.                            1,005,000     52,561,500
                                                                      ------------
                                                                       392,790,398

----------------------------------------------------------------------------------
 Insurance--3.4%
 American International Group, Inc.                         356,600     28,028,760
----------------------------------------------------------------------------------
 Aon Corp.                                                  300,000     11,412,000
----------------------------------------------------------------------------------
 John Hancock Financial Services, Inc.                      580,000     19,766,400
----------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                     383,800     33,336,868
                                                                      ------------
                                                                        92,544,028

----------------------------------------------------------------------------------
 Healthcare--3.6%
----------------------------------------------------------------------------------
 Healthcare/Drugs--3.6%
 American Home Products Corp.                               900,000     50,247,000
----------------------------------------------------------------------------------
 Lilly (Eli) & Co.                                          360,000     27,540,000
----------------------------------------------------------------------------------
 Schering-Plough Corp.                                      600,000     22,308,000
                                                                      ------------
                                                                       100,095,000

----------------------------------------------------------------------------------
 Technology--6.5%
----------------------------------------------------------------------------------
 Computer Hardware--2.8%
 Dell Computer Corp.(1)                                   1,580,000     37,888,400
----------------------------------------------------------------------------------
 EMC Corp.(1)                                             1,700,000     20,944,000
----------------------------------------------------------------------------------
 Sun Microsystems, Inc.(1)                                1,800,000     18,270,000
                                                                      ------------
                                                                        77,102,400

----------------------------------------------------------------------------------
 Computer Software--0.9%
 Microsoft Corp.(1)                                         200,000     11,630,000
----------------------------------------------------------------------------------
 Sabre Holdings Corp.(1)                                    450,900     11,858,670
                                                                      ------------
                                                                        23,488,670

----------------------------------------------------------------------------------
 Communications Equipment--1.4%
 Agere Systems, Inc.(1)                                   3,392,000     15,603,200
----------------------------------------------------------------------------------
 Cisco Systems, Inc.(1)                                   1,400,000     23,688,000
                                                                      ------------
                                                                        39,291,200


                 14 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND


                                                                       Market Value
                                                             Shares      See Note 1
-----------------------------------------------------------------------------------
 Electronics--1.4%
 Analog Devices, Inc.(1)                                    650,000  $   24,700,000
-----------------------------------------------------------------------------------
 Texas Instruments, Inc.                                    449,000      12,567,510
                                                                     --------------
                                                                         37,267,510

-----------------------------------------------------------------------------------
 Utilities--0.9%
-----------------------------------------------------------------------------------
 Electric Utilities--0.9%
 Exelon Corp.                                               603,000      25,368,210
                                                                     --------------
 Total Common Stocks (Cost $1,648,477,323)                            1,931,550,503

                                                          Principal
                                                             Amount
===================================================================================
 U.S. Government Obligations--0.1%

 U.S. Treasury Nts.:
 7.50%, 11/15/01                                       $  1,000,000       1,002,149
 7.50%, 5/15/02                                           1,000,000       1,029,805
                                                                     --------------
 Total U.S. Government Obligations (Cost $2,000,792)                      2,031,954

===================================================================================
 Non-Convertible Corporate Bonds and Notes--15.8%

 Federal National Mortgage Assn.,
 6.50% Unsec. Nts., 8/15/04
 (Cost $396,042,686)                                    400,000,000     435,398,400

===================================================================================
 Short-Term Notes--13.8%

 American Express Credit Corp., 2.20%, 11/15/01          64,614,000      64,558,719
-----------------------------------------------------------------------------------
 Federal Home Loan Bank, 2.46%, 11/1/01                  50,000,000      50,000,000
-----------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 2.20%, 12/3/01                                         104,041,000     103,838,023
 2.29%, 11/26/01                                         75,000,000      74,880,729
-----------------------------------------------------------------------------------
 General Electric Capital Corp.:
 2.43%, 11/9/01                                          25,988,000      25,973,967
 2.25%, 11/19/01                                         25,000,000      24,971,875
-----------------------------------------------------------------------------------
 Prudential Funding LLC, 2.44%, 11/13/01                 35,929,000      35,900,915
                                                                     --------------
 Total Short-Term Notes (Cost $380,124,228)                             380,124,228

-----------------------------------------------------------------------------------
 Total Investments, at Value  (Cost $2,426,645,029)           100.0%  2,749,105,085
-----------------------------------------------------------------------------------
 Other Assets Net of Liabilities                                0.0       1,308,709
                                                       ----------------------------
 Net Assets                                                   100.0% $2,750,413,794
                                                       ============================


Footnote to Statement of Investments

1. Non-income-producing security.

See accompanying Notes to Financial Statements.

                 15 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2001


==================================================================================
 Assets

 Investments, at value (cost $2,426,645,029) --
 see accompanying statement                                         $2,749,105,085
----------------------------------------------------------------------------------
 Cash                                                                       12,259
----------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and dividends                                                  7,150,089
 Shares of beneficial interest sold                                      1,626,094
 Other                                                                      73,033
                                                                    --------------
 Total assets                                                        2,757,966,560

==================================================================================
 Liabilities

 Payables and other liabilities:
 Shares of beneficial interest redeemed                                  5,945,406
 Distribution and service plan fees                                        587,737
 Shareholder reports                                                       534,547
 Trustees' compensation                                                    300,640
 Transfer and shareholder servicing agent fees                               1,532
 Other                                                                     182,904
                                                                    --------------
 Total liabilities                                                       7,552,766

==================================================================================
 Net Assets                                                         $2,750,413,794
                                                                    ==============

==================================================================================
 Composition of Net Assets

 Par value of shares of beneficial interest                         $      889,736
----------------------------------------------------------------------------------
 Additional paid-in capital                                          2,433,284,319
----------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                  20,997,123
----------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions       (27,217,440)
----------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments             322,460,056
                                                                    --------------
 Net Assets                                                         $2,750,413,794
                                                                    ==============


                 16 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

==================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $1,285,952,732 and 41,088,450 shares of beneficial
 interest outstanding)                                                      $31.30

 Maximum offering price per share (net asset value plus sales
 charge of 5.75% of offering price)                                         $33.21
----------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per share
 (based on net assets of $1,157,670,920 and 37,885,017 shares of
 beneficial interest outstanding)                                           $30.56
----------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per share
 (based on net assets of $257,556,106 and 8,431,669 shares of
 beneficial interest outstanding)                                           $30.55
----------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price per share
 (based on net assets of $2,292,247 and 73,335 shares of
 beneficial interest outstanding)                                           $31.26
----------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share
 (based on net assets of $46,941,789 and 1,495,111 shares of
 beneficial interest outstanding)                                           $31.40


See accompanying Notes to Financial Statements.


                 17 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2001

==================================================================================
 Investment Income

 Interest                                                             $ 43,496,748
----------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $63,759)                32,344,477
                                                                      ------------
 Total income                                                           75,841,225

==================================================================================
 Expenses

 Management fees                                                        26,309,036
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 5,505,159
 Class B                                                                13,262,363
 Class C                                                                 2,802,785
 Class N                                                                     2,136
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 2,282,620
 Class B                                                                 2,384,404
 Class C                                                                   509,467
 Class N                                                                       930
 Class Y                                                                   110,687
----------------------------------------------------------------------------------
 Shareholder reports                                                       902,498
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                79,427
----------------------------------------------------------------------------------
 Trustees' compensation                                                     71,655
----------------------------------------------------------------------------------
 Other                                                                     699,587
                                                                      ------------
 Total expenses                                                         54,922,754
 Less reduction to custodian expenses                                      (14,741)
                                                                      ------------
 Net expenses                                                           54,908,013

==================================================================================
 Net Investment Income                                                  20,933,212

==================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on investments                                (5,569,382)
----------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments  (100,105,976)
                                                                      ------------
 Net realized and unrealized gain (loss)                              (105,675,358)

==================================================================================
 Net Decrease in Net Assets Resulting from Operations                 $(84,742,146)
                                                                      ============

See accompanying Notes to Financial Statements.


                 18 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended October 31,                                                               2001               2000
=============================================================================================================
 Operations

 Net investment income (loss)                                               $   20,933,212    $    37,809,786
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                       (5,569,382)       342,221,019
-------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                         (100,105,976)      (363,469,820)
                                                                            ---------------------------------
 Net increase (decrease) in net assets resulting from operations               (84,742,146)        16,560,985

=============================================================================================================
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                       (20,887,533)        (8,890,623)
 Class B                                                                       (13,318,325)                --
 Class C                                                                        (2,835,364)                --
 Class N                                                                                --                 --
 Class Y                                                                          (834,807)          (549,645)
-------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                      (119,859,705)      (209,173,343)
 Class B                                                                      (128,333,379)      (230,006,058)
 Class C                                                                       (26,426,237)       (49,963,441)
 Class N                                                                                --                 --
 Class Y                                                                        (3,674,627)        (6,261,854)

=============================================================================================================
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                       140,063,389       (291,217,948)
 Class B                                                                       (58,607,213)      (348,902,559)
 Class C                                                                         8,428,712        (90,356,233)
 Class N                                                                         2,416,386                 --
 Class Y                                                                        13,330,360         (8,444,749)

=============================================================================================================
 Net Assets

 Total decrease                                                               (295,280,489)    (1,227,205,468)
-------------------------------------------------------------------------------------------------------------
 Beginning of period                                                         3,045,694,283      4,272,899,751
                                                                            ---------------------------------
 End of period [including undistributed (overdistributed)
 net investment income of $20,997,123 and $37,468,278, respectively]        $2,750,413,794    $ 3,045,694,283
                                                                            =================================

See accompanying Notes to Financial Statements.

                 19 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS


 Class A  Year Ended October 31,                        2001             2000          1999          1998            1997
=========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                 $36.04           $39.96        $36.44        $35.62          $29.89
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .33(1)           .59           .22           .31             .16
 Net realized and unrealized gain (loss)               (1.19)(1)          .34          5.46          1.72            6.46
                                                      -------------------------------------------------------------------
 Total income (loss) from
 investment operations                                  (.86)             .93          5.68          2.03            6.62
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.58)            (.20)         (.31)         (.18)           (.11)
 Distributions from net realized gain                  (3.30)           (4.65)        (1.85)        (1.03)           (.78)
                                                      -------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (3.88)           (4.85)        (2.16)        (1.21)           (.89)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $31.30           $36.04        $39.96        $36.44          $35.62
                                                      ===================================================================

=========================================================================================================================
 Total Return, at Net Asset Value(2)                   (2.79)%           2.82%        16.31%         5.83%          22.66%

=========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $1,285,953       $1,325,552    $1,820,497    $2,026,959      $1,839,482
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $1,348,895       $1,486,116    $1,894,250    $2,070,927      $1,399,186
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                  1.01%(1)         1.42%         0.50%         0.85%           0.67%
 Expenses                                               1.51%            1.53%         1.57%         1.54%(4)        1.54%(4)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  42%              63%           47%           45%             30%


1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                        Change less than $0.005%
Net realized and unrealized gain (loss)      Change less than $0.005%
Net investment income ratio                  Change less than 0.005%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 20 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

 Class B  Year Ended October 31,                        2001             2000          1999          1998            1997
=========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                 $35.25           $39.19        $35.79        $35.05          $29.49
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                            .15(1)           .32          (.02)          .13             .06
 Net realized and unrealized gain (loss)               (1.20)(1)          .39          5.41          1.68            6.31
                                                      -------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (1.05)             .71          5.39          1.81            6.37
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.34)              --          (.14)         (.04)           (.03)
 Distributions from net realized gain                  (3.30)           (4.65)        (1.85)        (1.03)           (.78)
                                                      -------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (3.64)           (4.65)        (1.99)        (1.07)           (.81)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $30.56           $35.25        $39.19        $35.79          $35.05
                                                      ===================================================================

=========================================================================================================================
 Total Return, at Net Asset Value(2)                   (3.40)%           2.23%        15.72%         5.29%          22.05%

=========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $1,157,671       $1,393,095    $1,969,529    $1,996,142      $1,706,258
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $1,326,222       $1,585,561    $1,986,358    $1,976,134      $1,238,673
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                           0.42%(1)         0.82%        (0.03)%        0.35%           0.17%
 Expenses                                               2.11%            2.13%         2.10%         2.04%(4)        2.03%(4)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  42%              63%           47%           45%             30%


1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                        Change less than $0.005%
Net realized and unrealized gain (loss)      Change less than $0.005%
Net investment income ratio                  Change less than 0.005%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 21 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued


 Class C  Year Ended October 31,                        2001             2000          1999          1998            1997
=========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                 $35.24           $39.17        $35.75        $35.01          $29.45
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                            .14(1)           .35          (.01)          .13             .06
 Net realized and unrealized gain (loss)               (1.18)(1)          .37          5.40          1.68            6.30
                                                      -------------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (1.04)             .72          5.39          1.81            6.36
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.35)              --          (.12)         (.04)           (.02)
 Distributions from net realized gain                  (3.30)           (4.65)        (1.85)        (1.03)           (.78)
                                                      -------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (3.65)           (4.65)        (1.97)        (1.07)           (.80)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $30.55           $35.24        $39.17        $35.75          $35.01
                                                      ===================================================================

=========================================================================================================================
 Total Return, at Net Asset Value(2)                   (3.37)%           2.26%        15.74%         5.29%          22.05%

=========================================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)           $257,556         $287,103      $428,182      $475,510        $433,785
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $280,327         $336,213      $448,383      $487,222        $316,280
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                           0.41%(1)         0.86%        (0.02)%        0.35%           0.17%
 Expenses                                               2.11%            2.08%         2.08%         2.04%(4)        2.04%(4)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  42%              63%           47%           45%             30%


1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                        Change less than $0.005%
Net realized and unrealized gain (loss)      Change less than $0.005%
Net investment income ratio                  Change less than 0.005%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 22 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                                               Period Ended
Class N                                  October 31, 2001(1)
===========================================================
Per Share Operating Data

Net asset value, beginning of period                 $33.48
-----------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .03(2)
Net realized and unrealized gain (loss)               (2.25)(2)
                                                     ------
Total income (loss) from
investment operations                                 (2.22)
-----------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     --
Distributions from net realized gain                     --
                                                     ------
Total dividends and/or distributions
to shareholders                                          --
-----------------------------------------------------------
Net asset value, end of period                       $31.26
                                                     ======

===========================================================
Total Return at Net Asset Value(3)                    (6.63)%

===========================================================
Ratios/Supplemental Data

Net assets, end of period (in thousands)             $2,292
-----------------------------------------------------------
Average net assets (in thousands)                    $  646
-----------------------------------------------------------
Ratios to average net assets:4
Net investment income                                  0.47%(2)
Expenses                                               1.63%
-----------------------------------------------------------
Portfolio turnover rate                                  42%


1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                        Change less than $0.005%
Net realized and unrealized gain (loss)      Change less than $0.005%
Net investment income ratio                  Change less than 0.005%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                 23 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS  Continued


 Class Y  Year Ended October 31,                        2001             2000          1999          1998          1997(1)
=========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                 $36.21           $40.17        $36.64        $35.77          $29.93
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .45(2)           .71           .35           .48             .17
 Net realized and unrealized gain (loss)               (1.21)(2)          .39          5.48          1.74            5.67
                                                      -------------------------------------------------------------------
 Total income (loss) from
 investment operations                                  (.76)            1.10          5.83          2.22            5.84
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.75)            (.41)         (.45)         (.32)             --
 Distributions from net realized gain                  (3.30)           (4.65)        (1.85)        (1.03)             --
                                                      -------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (4.05)           (5.06)        (2.30)        (1.35)             --
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $31.40           $36.21        $40.17        $36.64          $35.77
                                                      ===================================================================

=========================================================================================================================
 Total Return, at Net Asset Value(3)                   (2.48)%           3.30%        16.74%         6.38%          19.51%

=========================================================================================================================
Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $46,942          $39,945       $54,692       $22,843         $15,341
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $45,797          $43,926       $41,178       $20,347         $ 6,108
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                  1.32%(2)         1.87%         0.98%         1.39%           1.30%
 Expenses                                               1.17%            1.07%         1.14%         1.00%(5)        0.91%(5)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  42%              63%           47%           45%             30%


1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
Net investment income                        Change less than $0.005%
Net realized and unrealized gain (loss)      Change less than $0.005%
Net investment income ratio                  Change less than 0.005%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                 24 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.
   The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

                 25 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of October 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                  Expiring
                  --------------------------------------
                      2009                   $11,666,725

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 2001, the Fund's projected benefit obligations were decreased by $12,305 and payments of $6,715 were made to retired trustees, resulting in an accumulated liability of $299,392 as of October 31, 2001.
  The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


                 26 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2001, amounts have been reclassified to reflect an increase in undistributed net investment income of $471,662. Accumulated net realized loss on investments was increased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $49,734 decrease to cost of securities and a correspond- ing $49,734 increase in net unrealized appreciation, based on securities held as of December 31, 2000. For the year ended October 31, 2001, interest income decreased by $4,879, net realized loss on investments increased by $10,688, and the change in net unrealized depreciation on investments decreased by $15,567.
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                 27 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                        Year Ended October 31, 2001(1)  Year Ended October 31, 2000
                                Shares         Amount         Shares         Amount
------------------------------------------------------------------------------------
 Class A
 Sold                        9,112,778  $ 306,084,416      7,510,230  $ 258,452,757
 Dividends and/or
 distributions reinvested    4,060,629    132,011,185      6,049,732    209,562,575
 Redeemed                   (8,859,978)  (298,032,212)   (22,340,569)  (759,233,280)
                            -------------------------------------------------------
 Net increase (decrease)     4,313,429  $ 140,063,389     (8,780,607) $(291,217,948)
                            =======================================================

-----------------------------------------------------------------------------------
 Class B
 Sold                        3,130,052  $ 102,546,742      3,198,691  $ 108,472,452
 Dividends and/or
 distributions reinvested    4,061,616    129,646,793      6,410,646    218,351,091
 Redeemed                   (8,832,524)  (290,800,748)   (20,337,357)  (675,726,102)
                            -------------------------------------------------------
 Net increase (decrease)    (1,640,856) $ (58,607,213)   (10,728,020) $(348,902,559)
                            =======================================================

-----------------------------------------------------------------------------------
 Class C
 Sold                        1,015,523  $  33,157,102      1,009,406  $  34,298,800
 Dividends and/or
 distributions reinvested      805,511     25,703,865      1,400,221     47,663,530
 Redeemed                   (1,535,333)   (50,432,255)    (5,193,944)  (172,318,563)
                            -------------------------------------------------------
 Net increase (decrease)       285,701  $   8,428,712     (2,784,317) $ (90,356,233)
                            =======================================================

-----------------------------------------------------------------------------------
 Class N
 Sold                           75,082  $   2,472,335             --  $          --
 Dividends and/or
 distributions reinvested           --             --             --             --
 Redeemed                       (1,747)       (55,949)            --             --
                            -------------------------------------------------------
 Net increase (decrease)        73,335  $   2,416,386             --  $          --
                            =======================================================

-----------------------------------------------------------------------------------
 Class Y
 Sold                          663,752  $  22,478,978        351,312  $  12,049,286
 Dividends and/or
 distributions reinvested      138,666      4,509,433        196,523      6,811,498
 Redeemed                     (410,435)   (13,658,051)      (806,246)   (27,305,533)
                            -------------------------------------------------------
 Net increase (decrease)       391,983  $  13,330,360       (258,411) $  (8,444,749)
                            =======================================================

1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares.


                 28 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2001, were $1,095,932,301 and $1,135,784,092, respectively.

As of October 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,442,195,740 was:

          Gross unrealized appreciation                $ 432,009,323
          Gross unrealized depreciation                 (125,099,978)
                                                       -------------
          Net unrealized appreciation (depreciation)   $ 306,909,345
                                                       =============

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, 0.85% of the next $3.2 billion, 0.80% of the next $4 billion and 0.75% of average annual net assets in excess of $8 billion. The Fund's management fee for the year ended October 31, 2001, was an annualized rate of 0.88%.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager pays OpCap Advisors (the Sub-Advisor) monthly an annual fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 2001, the Manager paid $8,576,663 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. OFS is paid at an agreed-upon per account fee. OFS has voluntarily undertaken to waive a portion of its transfer agent fee for Classes A, B, C, N and Y shares. This voluntary waiver of expenses limits transfer agent fees to 0.35% of average net assets for Classes A, B, C and N shares effective October 1, 2001, and 0.25% of average net assets for Class Y shares effective January 1, 2001.


                 29 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate       Class A   Commissions      Commissions       Commissions    Commissions
                     Front-End     Front-End    on Class A       on Class B        on Class C     on Class N
                 Sales Charges Sales Charges        Shares           Shares            Shares         Shares
                    on Class A   Retained by   Advanced by      Advanced by       Advanced by    Advanced by
 Year Ended             Shares   Distributor   Distributor(1)   Distributor(1)    Distributor(1) Distributor(1)
---------------------------------------------------------------------------------------------------------------
 October 31, 2001   $2,118,916      $525,862      $580,857       $2,741,448          $245,023        $21,769

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                       Class A           Class B            Class C            Class N
                    Contingent        Contingent         Contingent         Contingent
                      Deferred          Deferred           Deferred           Deferred
                 Sales Charges     Sales Charges      Sales Charges      Sales Charges
                   Retained by       Retained by        Retained by        Retained by
 Year Ended        Distributor       Distributor        Distributor        Distributor
--------------------------------------------------------------------------------------
 October 31, 2001      $52,176        $2,010,158            $22,499                $--

   The Fund has adopted Distribution and Service Plans for Class A, Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Distribution and Service Plan Fees. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares of the Fund. (The Board of Trustees can set this rate up to 0.25%.) Effective January 1, 2001, the asset-based sales charge rate for Class A shares was reduced from 0.20% to 0.15% of average annual net assets representing Class A shares. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits compensation to the Distributor at a rate up to a specified percent of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed a specified percent of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2001, payments under the Class A Plan totaled $5,505,159, all of which was paid by the Distributor to recipients. That included $288,454 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


                 30 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 2001, were as follows:

                                                                     Distributor's
                                                      Distributor's      Aggregate
                                                          Aggregate   Unreimbursed
                                                       Unreimbursed  Expenses as %
                 Total Payments      Amount Retained       Expenses  of Net Assets
                     Under Plan       by Distributor     Under Plan       of Class
-----------------------------------------------------------------------------------
 Class B Plan       $13,262,363          $10,121,335    $11,222,717           0.97%
 Class C Plan         2,802,785              217,460      4,231,717           1.64
 Class N Plan             2,136                1,934         32,224           1.41


================================================================================
5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
   The Fund had no borrowings outstanding during the year ended or at October 31, 2001.


                 31 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Quest Opportunity Value Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Opportunity Value Fund, including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1999, were audited by other auditors whose report dated November 19, 1999, expressed an unqualified opinion on this information.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Denver, Colorado
November 21, 2001


                 32 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

================================================================================
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   Dividends and distributions of $3.8786, $3.6457, $3.6572 and $4.0533 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 8, 2000, of which $3.1681 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
   Dividends paid by the Fund during the fiscal year ended October 31, 2001, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                 33 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

A Series of Oppenheimer Quest For Value Funds

================================================================================
 Officers and Trustees    Thomas W. Courtney, Chairman of the Board of Trustees
                          John V. Murphy, President
                          Paul Y. Clinton, Trustee
                          Robert G. Galli, Trustee
                          Lacy B. Herrmann, Trustee
                          Brian Wruble, Trustee
                          O. Leonard Darling, Vice President
                          Robert G. Zack, Secretary
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Katherine P. Feld, Assistant Secretary
                          Kathleen T. Ives, Assistant Secretary
                          Denis R. Molleur, Assistant Secretary

================================================================================
 Investment Advisor       OppenheimerFunds, Inc.

================================================================================
 Sub-Advisor              OpCap Advisors

================================================================================
 Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
 Transfer and Shareholder OppenheimerFunds Services
 Servicing Agent

================================================================================
 Custodian of             Citibank, N.A.
 Portfolio Securities

================================================================================
 Independent Auditors     KPMG LLP

================================================================================
 Legal Counsel            Mayer, Brown & Platt

                          Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
                          498 Seventh Avenue, New York, NY 10018

                          (C)Copyright 2001 OppenheimerFunds, Inc. All rights reserved.


                 34 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

OPPENHEIMERFUNDS FAMILY

 Global Equity          Developing Markets Fund                 Global Fund
                        International Small Company Fund        Quest Global Value Fund
                        Europe Fund                             Global Growth & Income Fund
                        International Growth Fund
=======================================================================================================
 Equity                 Stock                                   Stock & Bond
                        Emerging Technologies Fund              Quest Opportunity Value Fund
                        Emerging Growth Fund                    Total Return Fund
                        Enterprise Fund                         Quest Balanced Value Fund
                        Discovery Fund                          Capital Income Fund
                        Main Street(R)Small Cap Fund            Multiple Strategies Fund
                        Small Cap Value Fund                    Disciplined Allocation Fund
                        MidCap Fund                             Convertible Securities Fund
                        Main Street(R)Opportunity Fund          Specialty
                        Growth Fund                             Real Asset Fund(R)
                        Capital Appreciation Fund               Gold & Special Minerals Fund
                        Main Street(R)Growth & Income Fund
                        Value Fund
                        Quest Capital Value Fund
                        Trinity Large Cap Growth Fund(1)
                        Trinity Core Fund
                        Trinity Value Fund
=======================================================================================================
 Income                 Taxable                                 Municipal
                        International Bond Fund                 California Municipal Fund(4)
                        High Yield Fund                         New Jersey Municipal Fund(4)
                        Champion Income Fund                    New York Municipal Fund(4)
                        Strategic Income Fund                   Pennsylvania Municipal Fund(4)
                        Bond Fund                               Municipal Bond Fund
                        Senior Floating Rate Fund               Intermediate Municipal Fund
                        U.S. Government Trust
                        Limited-Term Government Fund
                        Capital Preservation Fund(2)
                        Rochester Division
                        Rochester National Municipals(3)
                        Rochester Fund Municipals
                        Limited Term New York Municipal Fund
=======================================================================================================
 Select Managers        Stock                                   Stock & Bond
                        Mercury Advisors Focus Growth Fund      QM Active Balanced Fund(2)
                        Gartmore Millennium Growth Fund II(5)
                        Jennison Growth Fund
                        Salomon Brothers Capital Fund
                        Mercury Advisors S&P 500(R)Index Fund(2)
=======================================================================================================
 Money Market(6)        Money Market Fund                       Cash Reserves

1. Oppenheimer Trinity Growth Fund was reorganized into Oppenheimer Large Cap Growth Fund and was renamed Oppenheimer Trinity Large Cap Growth Fund effective 10/12/01.
2. Available only through qualified retirement plans.
3. The Fund's name was changed from OOppenheimer Florida Municipal FundO on 10/1/01.
4. Available to investors only in certain states.
5. The Fund's name was changed from OOppenheimer Select Managers Gartmore Millennium Growth FundO on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.


                 35 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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Receive shareholder report and prospectus notifications for your funds via
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--------------------------------------------------------------------------------

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2. At times the website or PhoneLink may be inaccessible or their transaction
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                                                      [logo] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0236.001.1001  December 30, 2001